EXHIBIT  10.7

                                 LOAN AGREEMENT


THIS LOAN AGREEMENT is entered into as of December, 1997 (this "Loan Agreement") between FUSION
MEDICAL TECHNOLOGIES, Inc, a Delaware corporation (herein called "Borrower"), and WPERIAL BANK (herein called
                 "Bank').


                          1.      Commitments.

                                  A.       Facility-A Commitment. Subject to
all the terms and conditions of this Loan Agreement and prior to the termination of its commitment as hereinafter provided, Bank hereby agrees to make loans (each a 'Facility-A Loan")
                 to Borrower in such amounts as Borrower shall request pursuant to this Section I.A. at any time from the date hereof through March 31, 1999 (the "Facility-A Availability End Date"), in an aggregate principal amount not to exceed
                 $2,500,000.00 (the "Facility-A Commitment"). If at any time or for any reason, the outstanding principal amount of the Facility-A Loan Account (as hereinafter defined) is greater than the Facility-A Commitment, Borrower shall immediately
                 Pay to bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Loan Agreement, to make Facility-A Loans shall expire on the Facility-A Availability End Date, subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon Bank unless it is in writing and signed by an officer of Bank. The outstanding principal balance of the Facility-
                 A Loan Account may be prepaid in whole or in part (but only in whole multiples of $1,000.00) at any time without penalty.
                 Facility-A Loans which are repaid by Borrower may not be reborrowed. Borrower promises to pay to Bank the outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Facility-A Loan Account in accordance with the terms and repayment schedules set forth in Section LA.(4) hereof, but in no event shall any unpaid principal balance (and all accrued unpaid interest thereon) of the Facility-A Loan Account remain outstanding on March 29, 2002 ("Facility-A
                 Maturity Date").

                                           (1)      Facility-A Loans. The
amount of each Facility-A Loan made by Bank to Borrower
                 hereunder shall be debited to the loan ledger account of Borrower maintained by Bank for the Facility-A Commitment (herein called the 'Facility-A Loan Account') and Bank shall credit the Facility-A Loan Account with all loan repayments in respect thereof made by Borrower. When Borrower desires to obtain a Facility-A Loan, Borrower shall notify Bank (which notice shall be signed by an officer of Borrower and shall be irrevocable) in accordance with Section 2 hereof, to be received no later than 3:00 p.m. Pacific time one (1) Banking Day before the day on which the Facility-A Loan is to be made. The notice shall be signed by an officer of Borrower and contain a detailed schedule of the items being financed, including copies of paid invoices and serial numbers, if applicable. Facility-A Loans may only be used to finance capital equipment, software and telephone equipment purchased by Borrower after January 1, 1997 and will be limited to (a) one hundred percent
                 (100.0%) of the original invoice amount for such capital equipment, approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other soft costs and (b) eighty percent
                 (80.0%) of the original amount for such software or telephone equipment, approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other soft costs.
                 Notwithstanding the foregoing, Facility-A Loans made for the purpose of financing software and telephone equipment shall be limited to a maximum aggregate total amount of $100,000.00.

                                           (2)      Interest Payments Through
Facility-A Maturity Date. Borrower further promises to
                 pay to Bank from the date of the advance of the initial Facility-A Loan through the Facility-A Maturity Date, on or before the twenty-ninth (29th) day of each month, interest on the average daily unpaid balance of the Facility-A Loan Account during the immediately preceding month at a rate of interest equal to one and one-half percent (1.50%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in the Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Facility-A Loan Account is outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.







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                                            (3)      Quarterly Term Out and
Principal Payments.
                                                     (a)     First Quarterly
Term Out. Borrower promises to pay to Bank (i) the principal balance of the Facility-A Loan Account outstanding on December 31, 1997 (the '1st Quarterly Term Out Date I in forty-two
                 (42) equal monthly installments of principal, beginning on January 29, 1998 and continuing on the twenty-ninth (29th) day of each month thereafter through and including a principal payment on June 29, 2001, plus (ii) interest computed in accordance with Section I.A. (3) hereof.

                                                    (b)      Second Quarterly
Term Out. Borrower promises to pay to Bank (i) the
                 principal balance of the Facility-A Loans made after the Ist Quarterly Term Out Date through March 31, 1998 (the '2nd
                 Quarterly Term Out Date') in forty-two (42) equal monthly installments of principal, beginning on April 29, 1998 and continuing on the twenty-ninth (29th) day of each month thereafter through and including a principal payment on September
29, 2001, plus (ii) interest computed in accordance with Section IA (3) hereof.
                                                    (c)      Third Quarterly
Term Out. Borrower promises to pay to Bank (i) the principal balance of the Facility-A Loans made after the 2nd Quarterly Term Out Date through June 30, 1998 (the '3rd Quarterly
                 Term Out Date) in forty-two (42) equal monthly installments of principal, beginning on July 29, 1998 and continuing on the twenty-ninth (29th) day of each month thereafter through and including a principal payment on December 29, 200 1, plus
                 (ii) interest computed in accordance with Section 1.A.(3)
hereof.
                                                    (d)      Fourth Quarterly
Term Out. Borrower promises to pay to Bank (i) the
                 principal balance of the Facility-A Loans made after the 3rd Quarterly Term Out Date through September 30, 1998 (the '4th
                 Quarterly Term Out Date) in forty-two (42) equal monthly installments of principal, beginning on October 29, 1998 and continuing on the twenty-ninth (29th) day of each month thereafter through and including a principal payment on the Facility-
                 A Maturity Date, plus (ii) interest computed in accordance with Section 1.A.(3) hereof.
                                                    (e)     Fifth Quarterly
Term Out. Borrower promises to pay to Bank (i) the principal balance of the Facility-A Loans made after the 4th Quarterly Term Out Date through December 31, 1998 (the '5th Quarterly
                 Term Out Date') in thirty-nine (39) equal monthly installments of principal, beginning on January 29, 1999 and continuing on the twenty-ninth (29th) day of each month thereafter through and including a principal payment on the Facility-A Maturity
Date, plus (ii) interest computed in accordance with Section I.A. (3) hereof.
                                                   M        Final Quarterly
Term Out. Borrower promises to pay to Bank (i) the principal balance of the Facility-A Loans made after the 5th Quarterly Term Out Date through the Facility-A Availability End Date in thirty-six (36) equal monthly installments of principal, beginning on April 29, 1999 and continuing on the twenty-ninth
                 (29th) day of each month thereafter through and including a principal payment on the Facility-A Maturity Date, plus
(ii) interest computed in accordance with Section I.A. (3) hereof.
                                 B.       Facility-B Commitment. Subject to all
the terms and conditions of this Loan Agreement and prior
                 to the termination of its commitment as hereinafter provided, Bank hereby agrees to make loans (each a "Facility-B Loan")
                 to Borrower in such amounts as Borrower shall request pursuant to this Section 1.B. at any time from the date hereof through December 31, 1997 (the "Facility-B Availability End Date"), in an aggregate principal amount not to exceed
                 $1,000,000.00 (the "Facility-B Commitment"). If at any time or for any reason, the outstanding principal amount of the
                 Facility-B Loan Account (as hereinafter defined) is greater than the Facility-B Commitment, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Loan Agreement, to make Facility-B Loans shall expire on the Facility-B Availability End Date, subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon
                 Bank unless it is in writing and signed by an officer of Bank. The outstanding principal balance of the Facility-B Loan
                 Account may be prepaid in whole or in part (but only in whole multiples of $1,000.00) at any time without penalty.
                 Facility-B Loans which are repaid by Borrower may not be reborrowed. Borrower promises to pay to Bank the outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Facility-B Loan Account on December 29, 2000
                 ("Facility-8 Maturity Date").




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                                             (1)      Facility-B Loans. The
amount of each Facility-B Loan made by Bank to Borrower
                 hereunder shall be debited to the loan ledger account of Borrower maintained by Bank for the Facility-B Commitment (herein called the "Facility-B Loan Account") and Bank shall credit the Facility-B Loan Account with all loan repayments in respect thereof made by Borrower. When Borrower desires to obtain a Facility-B Loan, Borrower shall notify Bank (which notice shall be signed by an officer of Borrower and shall be irrevocable) in accordance with Section 2 hereof, to be received no later than 3:00 p.m. Pacific time one (1) Banking Day before the day on which the Facility-B Loan is to be made. The notice shall be signed by an officer of Borrower and contain a detailed schedule of the items being financed, including copies of paid invoices and serial numbers, if applicable. Facility-B Loans may only be used to finance capital equipment, software and telephone equipment purchased by Borrower prior to January 1, 1997 and will be limited to (a) seventy-five percent
                 (75.0%) of the original invoice amount for such capital equipment, approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other soft costs and (b) seventy percent
                 (70.0%) of the original amount for such software or telephone equipment, approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other soft costs.
                 Notwithstanding the foregoing, Facility-B Loans made for the purpose of financing software and telephone equipment shall be limited to a maximum aggregate total amount of $50,000.00.
                                            (2)      Interest Payments Through
Facility-B Maturity Date. Borrower further promises to
                 pay to Bank from the date of the advance of the initial Facility-B Loan through the Facility-B Maturity Date, on or before the twenty-ninth (29th) day of each month, interest on the average daily unpaid balance of the Facility-B Loan Account during the immediately preceding month at a rate of interest equal to one and one-half percent (1.50%) per annum in excess of the Prime Rate, which shall vary concurrently with any change in the Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Facility-B Loan Account is outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.
                                            (3)      Principal Payments
Following Facility-B Availability End Date. Borrower further promises to pay to Bank, on or before January 29, 1998 and on or before the twenty-ninth (29th) day of each month thereafter through the Facility-B Maturity Date, (a) the outstanding principal balance of the Facility-B Loan Account on the
                 Facility-B Availability End Date in thirty-six (36) equal monthly installments plus (b) interest on the average daily unpaid balance of the Facility-B Loan Account accruing during the immediately preceding month at the rate of interest and computed in accordance with Section I.B.(3) hereof.
                                  C.       Limitation on Advance of any Loan.
Notwithstanding any of the foregoing provisions contained
                 in Sections 1.A. and I.B. hereof, the maximum aggregate principal amount outstanding under the Facility-A Loan Account and the Facility-B Loan Account at any time may not exceed $2,500,000.00 ("Maximum Outstanding Commitment"). If at
                 any time or for any reason, the outstanding principal amount of the Facility-A Loan Account and the Facility-B Loan Account
                 is greater than the Maximum Outstanding Commitment, Borrower shall immediately pay to Bank, in cash, the amount of such excess which shall be applied pro rata to each such Loan Account.
                                  D.       Quarterly Fee on Undisbursed
Commitment. From the date hereof through the Facility-A
                 Availability End Date, Borrower agrees to pay to Bank on a quarterly basis, a commitment fee ("Commitment Fee") equal to one-half of one percent (0.50 %) multiplied by the sum of
(1) the Maximum Outstanding Commitment less (2) the disbursed principal amount under the Facility-A Commitment less (3) the disbursed principal amount under the Facility-B Commitment
                 (the "Undisbursed Commitment"). 'the Commitment Fee for the Undisbursed Commitment shall be calculated as of the end of each calendar quarter and shall be paid in arrears on or before January 29, 1998 and on or before the twenty-ninth (29th)
                 day of each month immediately following the end of each calendar quarter thereafter, if applicable.
                         2.       Loan Requests. Requests for Loans hereunder
shall be in writing duly executed by Borrower in a form
                 satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount and type of Loan being requested. Bank is hereby authorized to charge Borrower's deposit account with Bank for all sums due Bank under this
Loan Agree         t.
                        3. Delivery of Payments. Payment to Bank of all amounts due hereunder shall be made at its Santa Clara
                 Valley Regional office, or at such other place as may be designated in writing by Bank from time to time. If any payment


                 21410385
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3.




                  date fall on a day that is not a day that Bank is open for the transaction of business ("Banking Day"), the payment due date shall be extended to the next Banking Day.
                           4.       Late Charge. If any interest payment,
principal payment or principal balance payment required hereunder is not received by Bank on or before ten (10) days from the date in which such payment becomes due, Borrower shall pay to Bank, a late charge equal to the lesser of (a) five percent (5.0%) of the amount of such unpaid payment, in addition to said unpaid payment or (b) the maximum amount permitted to be charged by applicable law, until remitted to Bank; provided, however, nothing contained in this Section 4, shall be construed as any obligation on the part of Bank to accept payment of any past due payment or less than the total unpaid principal balance of the applicable Loan Account following the Facility-A
                  Maturity Date and/or the Facility-B Maturity Date, as applicable. All payments, including any voluntary prepayments of principal, shall be applied first to any late charges due hereunder, next to any other sums due Bank hereunder, next to accrued interest then payable and the remainder, if any, to reduce any unpaid principal due under the applicable Loan
                  Account in inverse order of maturity of payment.
                          5.        Default Interest. From and after the
Facility-A Maturity Date and/or the Facility-B Maturity Date, as
                  applicable, or such earlier date as all sums owing under any Loan Account becomes due and payable by acceleration or otherwise, or upon the occurrence of an Event of Default, at the option of Bank all sums owing under the applicable Loan
                  Account shall bear interest until paid in full at a rate equal to the lesser of (a) five percent (5.0%) per annum in excess of the then applicable interest rate provided for in Sections 1.A.(2) and 1X(2) hereof or (b) the maximum amount permitted to be charged by applicable law, until all obligations hereunder are repaid in full or the Event of Default is waived or cured to the satisfaction of Bank, as applicable.
6. Definitions. As used in this Loan Agreement and unless otherwise defined herein, all initially capitalized terms shall have the meanings set forth on Exhibit A attached hereto and incorporated herein by this reference.
                          7.       Representations and Warranties. Borrower
represents and warrants to Bank: (a) That Borrower is a
                  corporation, duly organized and existing in the State of its incorporation and the execution, delivery and performance of each of the Loan Documents are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the termis of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which
                  Borrower is a party or by which Borrower is bound or affected; (b) Borrower is, and at the time the Collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, and at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein and to Permitted Liens; (c) Each Account is, and at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account 'debtor; (d) That there are and will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts from time to time, except as permitted in the definition thereof; (e) Any and all financial
Information, including information relating to the Collateral, submitted by Borrower tit Bank, whether previously or in the future, is and will be true and correct; (f) There is no litigation or other proceeding pending or threatened against or affecting
                  Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority; (g) (i) The consolidated balance sheets of Borrower dated as of September 30, 1997, and the related consolidated profit and loss statements for the fiscal year then ended, copies of which have heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with Borrower's request for credit are true and correct, and said balance sheet and profit and loss statement accurately present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with GAAP, (ii) since such date, there have been no material adverse changes in the financial condition of Borrower, and (iii) Borrower has no knowledge of any liabilities, contingent or otherwise, which are not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a Material Adverse Effect upon its financial condition, operations or business as now conducted;
                  (h) Borrower has no liability for any delinquent local, state or federal taxes, and, if Borrower has contracted with any government agency, it has no liability for renegotiation of profits; and (i) Borrower, as of the date hereof, possesses all



                  21410385
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                  necessary trademarks, trade names, copyrights, patents,
patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, trade names, copyrights, patents, patent rights and license rights of others.
                           8.        Negative Covenants. Borrower agrees that
so long as any loans, obligations or liabilities remain
                  outstanding or unpaid to Bank or the commitment of Bank hereunder is in effect, neither Borrower, nor any of its subsidiaries
                  ("Subsidiaries") will, without the prior written consent of
Bank:

                                     A.       Make any substantial change in
the character of its business as now conducted;
                                     B.       Create, incur, assume or permit
to exist any Indebtedness other than loans from Bank except
                  obligations now existing as shown in the financial statements referenced in Section 7. (g) (i), excluding those being refinanced by Bank, Subordinated Debt and Permitted Indebtedness; or sell or transfer, either with or without recourse, any accounts or notes receivable or any monies due or to become due;
                                     C.       Create, incur, assume or permit
to exist any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, including, without limitation, the Intellectual Property, other than Permitted Liens and liens in favor of Bank;

                                     D.       Sell, dispose of or grant a
security interest in any of the Collateral or the Intellectual Property other than to Bank (other than the disposing of such Collateral in the ordinary and normal course of its business as now conducted or other assets which are obsolete or otherwise considered surplus), or execute any financing statements covering the
                  Collateral in favor of any secured party or Person other than Bank;
                                     E.       Make any loans or advances to any
Person or other entity other than in the ordinary and normal course of its business as now conducted (provided that such loans or advances are not made to any Person or entity which is controlled by or under common control with Borrower) or make any investment in the securities of any Person or other entity other than the United States Government;

                                     F.       Purchase or otherwise acquire all
or substantially all of the assets or business of any Person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or, except in the ordinary and normal course of its business as now conducted, sell (including, without limitation, the selling of any property or other asset accompanied by the leasing back of the same) any assets including any fixed assets, any property, or other assets necessary for the continuance of its business as now conducted; and
                                     G.       Declare or pay any dividend or
make any other distribution on any of its capital stock now
                  outstanding or hereafter issued or purchase, redeem or retire any of such stock other than in dividends or distributions payable in Borrower's or any such Subsidiary's capital stock.
                          9.         Affirmative Covenants. Borrower
affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank or the commitment of Bank hereunder is in effect, it will:
                                     A.       Furnish Bank from time to time
such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein;
                                     B.       Pen-nit representatives of Bank
to conduct an audit of Borrower's books and records relating to the Collateral and make extracts therefrom, with results satisfactory to Bank, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to the extent possible to arrange for verification of the Accounts directly with the account debtors obligated thereon or otherwise, all under reasonable procedures acceptable to Bank and at Borrower's sole expense; provided further that, prior to an Event of Default, Borrower shall not be responsible for the expense of more than one such audit, in any fiscal year.





                  21410385
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5.





                                      C.     Promptly notify Bank of any
attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other
                 Persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto;
                                      D.     Reimburse Bank upon demand for any
and all legal costs, including reasonable attorneys' fees,
                 and other expense incurred in collecting any sums payable by Borrower under any Loan Account or any other obligation secured hereby, enforcing any term or provision of this Loan Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto;
                                      E.     Notify Bank of each location and
of each office of Borrower at which records of Borrower relating to the Accounts are kept;
                                      F.     Provide, maintain and deliver to
Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require (to the extent customarily maintained by businesses similar to Borrower) and with loss payable to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank;
                                      G.     In the event the unpaid balance of
any Loan Account shall exceed the maximum amount of
                 outstanding loans to which Borrower is entitled under Section 1 hereof, as applicable, Borrower shall immediately pay to
                 Bank for credit to such Loan Account the amount of such excess;
                                      H.     Maintain and preserve all rights,
franchises and other authority adequate and necessary for the conduct of its business and maintain and preserve its existence in the State of its incorporation and any other state(s) in which
                 Borrower conducts its business, except with respect to such other state(s), as the failure to do so would not have a Material
                 Adverse Effect;

                                      1.     Maintain public liability,
property damage and workers compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to Bank, and certificates naming Bank as a loss payee;

                                      J.     Pay and discharge, before the same
becomes delinquent and penalties accrue thereon, all taxes,
                 assessments and govermnental charges upon or against it or any of its properties, and any of its other liabilities at any time existing, except to the extent and so long as: (1) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any Material Adverse Effect or the loss of any right of redemption from any sale thereunder;
                 and (2) it shall have set aside on its books reserves (segregated to the extent required by GAAP);
                                      K.     Maintain a standard and modem
system of accounting in accordance with GAAP on a basis
                 consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times; provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business;
                                      L.     Maintain its properties, equipment
and facilities in good order and repair;
                                      M.     Maintain its primary operating and
depository accounts with Bank; and
                                      N.     Prior to allowing any of
Borrower's raw materials, work in process, finished goods inventory and property, plant and equipment to be transported to or be held at any contract manufacturer, warehouse or other location
                 (other than with bona fide distributors and retail accounts), Borrower shall provide notice to Bank and Borrower shall have complied with such filing and notice requirements as shall, in Bank's opinion, assure Borrower's and Bank's priority in such property over creditors of such contract manufacturer, warehouseman or operator of such other location, including, without


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6.





                 limitation, making filings under California Commercial Code 2326, providing notice under California Commercial
                 Code 9114 and making filings and publications as required under California Civil Code 3440.1 and 3440.5 All such filings, notices and publications shall be in form and substance satisfactory to Bank.
                          10.      Financial Covenants and Information. All
financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with GAAP as used in the United States of America applied on a basis consistent with previous years. Compliance with the financial covenants shall be calculated and monitored on a monthly basis, except as shall be expressly stated to the contrary. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank or any commitment is outstanding hereunder, it will, on a consolidated basis:

                                   A.      As soon as it is available, but not
later than forty-five (45) days after and as of the end of each fiscal quarter of Borrower, deliver to Bank a copy of the quarterly IO-Q report, as filed with the Securities Exchange
Commission;

                                   B.      Measured on a quarterly basis on the
last day of each fiscal quarter of Borrower, maintain a
                 Minimum Balance Sheet Cash (meaning the sum of all cash, cash equivalents, short-term investments and the receivables of all Eligible Accounts) of not less than $3,000,000.00 ("Minimum Cash Threshold"), and in connection therewith, deliver to Bank, in such form and detail as Bank may require, statements showing aging of the Eligible Accounts, together with a
                 Compliance Certificate in the form of Exhibit B attached hereto and incorporated herein by this reference, certified by an officer of Borrower.

                                           (1)      If at any time the Minimum
Balance Sheet Cash falls below the Minimum Cash Threshold,
                 Borrower agrees to immediately execute and deliver to Bank (in recordable form), Bank's form of IP Security Agreement adding the intellectual property collateral to be covered thereby to the Collateral secured hereby; provided, however, Bank agrees to waive such collateral security requirement if at the time of such failure to meet the Minimum Cash Threshold
                 (a) the aggregate outstanding principal balance of the Facility-A Loan Account and the Facility-B Loan Account is less than
                 $500,000.00 and (2) Borrower has a Minimum Net Product Sales of not less than $1,500,000.00 for the fiscal quarter immediately preceding the date of Borrower's failure to meet the Minimum Cash Threshold;

                                   C.      As soon as it is available, but not
later than ninety (90) days after the end of Borrower's fiscal year, deliver to Bank (1) unqualified copies of Borrower's consolidated and consolidating financial statements together with changes in financial position audited by an independent certified public accountant selected by Borrower but acceptable to
                 Bank and (2) a copy of the annual 10-K report, as filed with the Securities Exchange Commission;
                                   D.      As soon as it is available, but not
later than one hundred twenty (120) days after the end of
                 Borrower's fiscal year, deliver to Bank a copy of its Annual Report, as submitted to its shareholders;
                                   E.      Upon the reasonable request of Bank,
deliver to Bank current budgets, sales projections, operating plans and other financial exhibits and information in form and substance satisfactory to Bank; and
                                   F.      Upon any officer becoming aware,
deliver immediately to Bank written notice of any pending or threatened litigation claiming, or reasonably likely to result in, damages against Borrower in an amount in excess of
                 $50,000.00.

                         11.       Loan Fee. Borrower has paid, and Bank hereby
acknowledges receipt of a loan fee in the amount of
                 Twelve Thousand Five Hundred Dollars ($12,500.00).

                         12.       Default and Remedies. The occurrence of any
one or more of the following shall constitute an "Event
                 of De
                    .fault": (a) Default be made in the payment of any obligation by Borrower under any Loan Document; (b) Except for any failure to pay as described in clause (a) above, breach be made in any warranty, statement, promise, term or condition, contained herein or in any other Loan Document and the same shall not have been cured to the satisfaction of Bank within fifteen (15) days after Borrower shall have become aware thereof, whether by written notice from Bank, or otherwise,


                 21410385
                 121197                                                      7.




                 (except that no cure period shall exist for breaches in respect of Borrower's obligations under Section 8, Subsections 9.A.,
                 9.B., 9.C., 9.F., 9.G., 9.H. and 9.1., Subsections 1O.A.,
1O.B., 1O.C. and I.O.D. of this Loan Agreement, and Sections
                 1 and 2 of the General Security Agreement); (c) Any statement, warranty or representation made by Borrower at any time proves false; (d) Borrower defaults in the repayment of any principal of or the payment of any interest on any indebtedness exceeding in the aggregate principal amount $100,000.00 or breaches or violates any term or provision of any promissory note, loan agreement, mortgage, indenture or other evidence of such indebtedness pursuant to which amounts outstanding in the aggregate exceed $I 00,000.00 if the effect of such breach is to permit the acceleration of such indebtedness, whether or not waived by the note holder or obligee, and such failure shall not have been cured to Bank's satisfaction within fifteen
                 (15) calendar days after Borrower shall become aware thereof, whether by written notice from Bank or otherwise, or there has in fact been an acceleration of such indebtedness; (e) Borrower becomes insolvent or makes an assignment for the benefit of creditors; (f) Any proceeding be commenced by Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute or, any such a proceeding is commenced against Borrower and is not dismissed or stayed within ten (10) days (provided that no Loans will be made prior to the dismissal of such proceeding);
                 (g) Any money judgment, writ of attachment, garnishment, execution or other legal process be entered against Borrower or issued against any material property of Borrower which is not fully covered by insurance (subject to reasonable deductibles)
                 and remains unvacated, unbonded, unstayed or unpaid or undischarged for more than fifteen (15) days (whether or not consecutive) or in any event later than five (5) days prior to the date of any proposed sale thereunder, or if any assessment for taxes against Borrower other than against any of its real property, is made by the Federal or State government or any department thereof-, or (h) Any change in Borrower's financial condition, prospects or operations which has a Material
                 Adverse Effect. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (i) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (ii) Declare all sums secured hereby immediately due and payable;
                 (iii) Immediately take possession of the Collateral wherever it may be found, using all legally permissible means to do so, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (iv) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (v) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (vi) Retain the Collateral in full satisfaction of the obligations secured thereby to the extent permitted under the Uniform Commercial Code; or
(vii) Exercise any remedies of a secured party under the
                 Uniform Commercial Code. Prior to any such disposition, Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expended therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of the Collateral to pay all obligations secured by this Loan Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.
                         13.      Records Retention. Borrower authorizes Bank
to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four (4) months from the time such items are delivered to Bank.
                         14.      Attorneys' Fees. Borrower agrees to reimburse
Bank up to $5,000.00 for its reasonable attorneys' fees
                 and expenses incurred in connection with the negotiation, preparation, execution and delivery of the Loan Documents.
                        15.       Governing Law; Judicial Reference.

                                  A.       Governing Law. '17his Agreement
shall be deemed to have been made in the State of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.








                 21410385
                 121197







                                    B.       Judicial Reference.

                                             (1)      Other than (a)
nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (b) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Loan Agreement or the other Loan Documents, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this
                 Loan Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil
                 Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Loan Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the real property, if any, is located or Santa Clara County, if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his/her representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any
                 subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP 170.6. The referee shall
                 (x) be requested to set the matter for hearing within sixty
(60) days after the date of selection of the referee and (y) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim
                 Date. Any decision rendered by the referee will be final, binding and conclusive and judgement shall be entered pursuant to CCP 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Loan Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

                                            (2)      Except as expressly set
forth in this Loan Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and another questions that arise with respect to the course of the referep@e proceeding. All proceedings and hearings conduct6d before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be bome equally by the parties.

                                            (3)      The referee shall be
required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of
                 California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.




                 21410385
                 121197
9.





                                          (4)     In the event that the
enabling legislation which'i
                repealed (and no successor statute is enacted), any dispute between the parties that reference procedure herein described will be resolved and determined by arbitration.
                a retired judge of the Court, in accordance with the California Arbitration Act, 1280'L, amended from time to time. The limitations with respect to discovery as set forth herein arbitration proceeding.

                         16.     Miscellaneous Provisions.
                                 A.       Nothing herein shall in any way limit
the effect of the conditions set forth in 91,
                or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.
                                 B.       No failure or delay on the part of
Bank, in the exercise of any power, right or privilege shall operate as a waiver thereof, nor shall any single or partial exercise thereof.
                                 C.      All rights and remedies existing under
this Loan Agreement or any other Loan Document cumulative to, and not exclusive of, any rights or remedies otherwise available.

                                 D.      All headings and captions in this Loan
Agreement and any related documents are for convenience
                only and shall not have any substantive effect.

                                 E.      This Loan Agreement may be executed in
any number of counterparts, each of which when so
                delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Borrower and Bank.
                BANK:
BORROWER:
                IMPERIAL BANK
FUSION NUMAL TECHNOLOGIES, INC.,

a Delaware corporation


                By:
                        James M. Petroff
Raymond W. Anderson
                        Assistant Vice President
Chief Financial Officer



                LIST OF EXHIBITS AND SCHEDULES

                Exhibit A: Definitions

                SCHEDULE I To Exhibit A: List of Specific Permitted
                   Indebtedness
                SCHEDULE 2 To Exhibit A: List of Specific Permitted Liens

                Exhibit B: Compliance Certificate




                21410385
                121197                                                   10.






EXHIBIT A



DEFENITIONS


                          "Accounts" means any right to payment for goods sold
or leased, or to be sold or to be leased, or for services
                 rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.
                          "Capital Lease" means, as to any Person, any lease of
any Property by such Person as lessee that is, or should be
                 in accordance with Financing Accounting Standards Board Statement No. 13, classified and accounted for as a "capital lease"
                 on the balance sheet of such Person prepared in accordance with GAAP.
                          "Capital Lease Obligation" means, with respect to any
Capital Lease, the amount of the obligation of the lessee
                 thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.
                          "Collateral" means any and all personal property of
Borrower which is assigned or hereafter is assigned to Bank
                 as security or in which Bank now has or hereafter acquires a security interest hereunder (including, without limitation, the
                 Accounts), or pursuant to the terms of the General Security Agreement, the IP Security Agreement (as applicable) or otherwise.

                          "Contingent Obligation" means, as applied to any
Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that
                 Person is otherwise directly or indirectly liable, including, without limitation, any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, capital stock purchases, capital contributions or otherwise), or to maintain the solvency of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any
                 Contingent Obligation of any Per-son shall be deemed to be an amount equal to the maximum amount of such Person's liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such
                 Person is required to perform thereunder).

                          "Eligible Accounts" means such of Borrower's Accounts
as Bank in its sole reasonable discretion shall determine
                 are eligible from time to time; provided, however, that in no event shall Eligible Accounts include the following:
                                  (1)      all Accounts under which payment is
not received within 90 days from the applicable invoice date;
                                  (2)      all Accounts against which the
account debtor or any other Person obligated to make payment thereon asserts any defense, offset, counterclaim or
other right to avoid or reduce the liability represented by the
                          Accounts;

                                  (3)      any Accounts if the account debtor
or any other Person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or
has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has
so notified Borrower;




                 21410385
Exhibit A
                 121197                                                  Page I
of 5





                                    (4)      Accounts with respect to which the
account debtor is an officer, director, shareholder, employee or Subsidiary;

                                    (5)      Accounts due from an account
debtor if more than twenty-five percent (25.0%) of the aggregate amount of Accounts of such account debtor have at
that time remained unpaid for more than ninety (90) days from the applicable invoice date;

                                    (6)      Accounts with respect to
international transactions unless either (a) such Accounts are insured or covered by a letter of credit in a manner and form
acceptable to the Bank or (b) Bank shall have otherwise permitted in writing in its sole and absolute direction;

                                    (7)      salesperson's accounts for
promotional purposes;
                                    (8)      the amount by which the aggregate
of all Accounts of an account debtor exceeds twenty percent
                          (20.0%) of the total accounts receivable balance;

                                    (9)      Accounts where the account debtor
is a seller to borrower, to the extent that a potential offset exists; and

                                    (10)     Accounts where the account debtor
is a federal governmental entity, federal agency or
                          instrumentality thereof.

                          "Event of Default" has the meaning set forth in
Section 12.

                          Vacility-A Maturity Date" has the meaning set forth
in Section l.A.

                          "Facility-B Maturity Date" has the meaning set forth
in Section I.B.

                          "GAAP" means generally accepted accounting principles
set forth in the opinions and pronouncements of the
                 Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by the significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.
                          "General Security Agreement" means that certain
General Security Agreement (Tangible and Intangible Personal
                 Property) dated of even date herewith, made by Borrower in favor of Bank.
                          `EP Security Agreement" means any Collateral
Assignment, Patent Mortgage and Security Agreement that may
                 be entered into after the date hereof by and between Borrower and Bank to ftirther secure Borrower's obligations to Bank under this Loan Agreement.

                          "Indebtedness" means, as to any Person, without
duplication, (a) all indebtedness of such Person for borrowed money, including, without limitation, all of such indebtedness outstanding under this Loan Agreement and any of the other
                 Loan Documents, (b) all Capital Lease Obligations of such Person, (c) to the extent of the outstanding indebtedness thereunder, any obligation of such Person representing an extension of credit to such Person, whether or not for borrowed money, (d) any obligation of such Person for the deferred purchase price of Property or services (other than (i) trade or other accounts payable in the ordinary course of business in accordance with customary industry terms and (ii) deferred franchise fees), (e) all Contingent Obligations, (f) any obligation of such Person of the nature described in clauses (a), (b), (c), (d)
                 or (e) above, that is secured by a Lien on assets of such Person and which is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, (g) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (h) any obligation of such
                 Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made, and (i) any lease having the effect of indebtedness, whether or not the same shall be treated as such on the balance sheet of Borrower under GAAP.



                 21410385
Exhibit A
                 121197                                                   Page
2 of 5





                         "Intellectual Property" means all of Borrower's
intellectual property of any kind or nature, whether now owned or hereafter acquired or in which Borrower now holds or hereafter acquires any interest, including, without limitation, all registered copyrights, copyright applications, copyright licenses, registered trademarks, trademark applications, trademark licenses, registered patents, patent applications, patent licenses, trade secrets, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records and all reissues, continuations, continuations-in-part or extensions thereof
                         "Lien" means any mortgage, pledge, security interest,
lien or other charge or encumbrance, including the lien or
                retained security title of a conditional vendor, upon or with respect to any property or assets.
                         "Loan Account or Loan Accounts" means individually and
collectively, the Facility-A Loan Account and the
                Facility-B Loan Account.

                         "Loan Documents" means this Loan Agreement, the
General Security Agreement, the IP Security Agreement (as
                applicable), the Warrant to Purchase Stock and that certain Itemization of Amount Financed/Disbursement Instructions,
                Agreement to Provide Insurance (Real or Personal Property) and Automatic Debit Authorization, each dated of even date herewith, each -as executed by Borrower in favor of Bank, together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented or restated.
                         "Loans" means individually and collectively, the
Facility-A Loans and the Facility-B Loans advanced pursuant to
                Section 1.

                         "Material Adverse Effect" means any set of
circumstances or events which (a) has or could reasonably be expected to have any material adverse effect upon the validity or enforceability of any material provision of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of Borrower, (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower, to perform its material Obligations, (d) materially impairs or could reasonably be expected to materially impair the value or priority of
                Bank's security interest in any Collateral or (e) materially impairs or could reasonably be expected to materially impair the ability of Bank to enforce any of its legal remedies pursuant to the Loan Documents.

                         "Permitted Indebtedness" means the following:

                                  (1)      indebtedness of Borrower or
Indebtedness and Contingent Obligations of its Subsidiaries in favor of Bank arising under this Loan Agreement andthe other
Loan Documents;

                                  (2)      the existing Indebtedness and
Contingent Obligations disclosed on Schedule 1 attached hereto and incorporated herein by this reference; provided that
the principal amount thereof is not increased and the terms
                         thereof are not modified to impose more burdensome
terms upon Borrower or any of its Subsidiaries;

                                  (3)      the Subordinated Debt;

                                  (4)      extensions, renewals or refinancings
of Indebtedness permitted under this Loan Agreement, other
                         than clause (3) immediately above;

                                  (5)      accrued dividends on the preferred
stock of Borrower;

                                  (6)      interest rate and currency hedging
agreements;
                                  (7)      guaranties of any Subsidiary's
suppliers in connection with the purchase of supplies in the ordinary course of business;




                21410385
Exhibit A
                121197                                                  Page 3
of 5




                                        (8)    guaranties of lease obligations
incurred in the ordinary course of business and to the extent otherwise pen-nitted hereunder;

                                        (9)    Contingent Obligations
constituting Permitted Liens; and
                                        (10)   the indebtedness referred to in
clause (3) of the definition of Permitted Liens.
                           "Permitted Liens" means the following:
                                        (1)    liens and security interests
existing as of this date and disclosed in Schedule 2 attached hereto and incorporated herein by this reference;
                                        (2)    liens for taxes, fees,
assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate
proceedings;
                                        (3)    liens and security interests (a)
upon or in any equipment acquired or held by Borrower to secure the purchase price of such equipment or indebtedness
incurred solely for the purpose of financing the acquisition of such equipment and in an amount not greater than
the purchase price thereof or (b) existing on such equipment at the time of its acquisition, provided that the
lien and security interest is confined solely to the property so acquired and improvements thereon, and the proceeds
of such equipment;
                                        (4)    liens consisting of leases or
subleases and licenses and sublicenses granted to others in the ordinary course of Borrower's business not interfering in any
material respect with the business of Borrower and any interest or title of a lessor or licensor under any lease or
license, as applicable;
                                        (5)    liens securing claims or demands
of materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without
action of such parties, provided that the payment thereof is not yet required;
                                        (6)    liens incurred or deposits made
in the ordinary course of Borrower's business in connection with worker's compensation, unemployment insurance,
social security and other like laws;
                                        (7)    liens arising from judgments,
decrees or attachments in circumstances not constituting an Event of Default;
                                        (8)    easements, reservations, rights-
of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real
property not interfering in any, material respect with the ordpary conduct-of-Dorrower's business;
                                        (9)    liens in favor of customs and
revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of
goods;
                                        (10)   liens that are not prior to
Bank's security interest which constitute rights of set-off of a customary nature;
                                        (I 1)  any interest or title of a
lessor in equipment subject to any Capitalized Lease otherwise permitted hereunder; and

                                        (12)   any liens arising from the
filing of any financing statements relating to true leases otherwise permitted hereunder.







               21410385
Exhibit A
               121197                                                      Page
4 of 5




                           "Person" means any individual, sole proprietorship,
partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.
                           "Property" means any interest in any kind of
property or asset, whether real, personal or mixed, whether tangible or intangible.
                           "Subordinated Debt" means indebtedness of Borrower,
the repayment of principal of which is fully subordinated
                  in time and right of payment to the Loans, and has been approved in Bank's sole and absolute discretion and in writing.
                           "Warrant to Purchase Stock" means collectively, that
certain Warrant to Purchase Stock issued to Bank on
                  September 15, 1994 by Borrower, as amended, and that certain Warrant to Purchase Stock issued as of the date hereof by
                  Borrower to Bank in connection herewith.



               21410385
Exhibit A
                121197                                                    Page
5 of 5







                                                      SCHEDULE I To Exhibt A

                                               SPECIFIC PERMITTED INDEBTEDNESS




            21410385                                   Schedule I to Exhibit A
             121197                                         Page I of I



     I






                                                       SCHEDULE 2 To Exhibit A


                                                     SPECIFIC PERMITTED LIENS






             21410385                                   Schedule 2 to Exhibit A
              121197                                          Page I of I




                                                                      EXHIBIT B


                                                          COMPLIANCE CERTMCATE



                                                        (To be provided and
attached by Bank)




                21410385
                121197                                                Exhibit B

                                                  EXHIBIT  10.7 (CONTINUED)


                      GENERAL SECURITY AGREEMENT


THIS GENERAL SECURITY AGREEMENT is executed on December 21,1997 (this "Security Agreement"), by FUSION MEDICAL TECHNOLOGIES, INC., a Delaware corporation (hereinafter called "Grantor"). In consideration of financial accommodations given, to be given or continued, Grantor hereby grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Grantor, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) described below or (iv) now owned or hereafter acquired by Grantor of the type or class described below and/or in any exhibit or supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Grantor; and (b) the proceeds, increase and products of such property, all accessions thereto, and all property which Grantor may receive on account of such collateral (collectively referred to as 'Collateral") to secure payment and performance of all of Grantor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). See Exhibit A attached hereto and incorporated herein by this reference for a description of the Collateral. The Collateral which is not in Bank's possession will be located at the locations set forth on Exhibit B attached hereto and incorporated herein by this reference. Unless otherwise defined herein, initially capitalized terms used herein shall have the meanings given them in the California Uniform Commercial Code, as defined in that certain Loan Agreement dated as of the date hereof entered into by and among Grantor and Bank (the "Loan Agreement") or as defined in Exhibit A hereto.


                          Grantor hereby represents, warrants and agrees:

                          I .      Grantor will immediately pay (a) any Debt
when due, (b) Bank's costs of collecting the Debt, of protecting, insuring or realizing on Collateral, and any expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate of twenty-four percent (24 %) per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

                          2 .      Grantor will use the proceeds of any loan
that becomes Debt hereunder for the purpose indicated on the application therefor, and will promptly contract to purchase and pay the purchase price of any property which becomes
                 Collateral hereunder from the proceeds of any loan made for that purpose.

                          3 .      As to all Collateral in Grantor's possession
or the possession of its contract manufacturers (unless
                 specifically otherwise agreed to by Bank in writing), Grantor will:

                          (a)      Have or has possession of the Collateral at
the location disclosed to Bank and will not remove the Collateral from said location, except for sales in the ordinary course of Borrower's business.

                          (b)      Keep the Collateral separate and
identifiable.

                          (c)      Maintain the Collateral in good and saleable
condition, repair it if necessary and otherwise deal with the
                 Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any reasonable tirrie in accordance with the terms of the
                 Loan Agreement.

                          (d)      Not sell, contract to sell, lease, encumber
or transfer the Collateral (other than the disposition of such inventory Collateral in the ordinary course of Borrower's business and other assets which are obsolete or otherwise considered surplus) until the Debt has been paid or performed in ftill, even though Bank has a security interest in the proceeds of such Collateral.











                 21410169
                 121197






                           4.        As to Collateral which is inventory and
accounts, Grantor:

                           (a)       May, until notice from Bank after the
occurrence and during the continuance of an Event of Default, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.

                           (b)       Will, upon notice from Bank after the
occurrence and during the continuance of an Event of Default, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank.

                           (c)       Will receive in trust after the occurrence
and during the continuance of an Event of Default, schedule on forms satisfactory to Bank and, upon notice from Bank, deliver to Bank all non-cash proceeds other than inventory received in trade.


                           (d)       So long as there does not exist an Event
of Default, may obtain release of Bank's interest in individual units of inventory upon request therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

                           5.        As to Collateral which are Accounts,
Chattel Paper, General Intangibles and Proceeds described in
                 Section 4(c) above, Grantor warrants, represents and agrees:

                           (a)       All such Collateral is genuine,
enforceable in accordance with its terms and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Grantor will supply Bank with duplicate invoices or other evidence of Grantor's rights on Bank's request.

                           (b)       All persons appearing to be obligated on
such Collateral have authority and capacity to contract.
                           (c)       All Chattel Paper is in compliance with
applicable law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Grantor's interest thereunder.

                           (d)       If an account debtor shall also be
indebted to Grantor on another obligation, any payment made by such account debtor not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no Event of Default has occurred, Bank shall pay Grantor the amount of such payment.
                           (e)       Grantor agrees that following the
occurrence and during the continuance of an Event of Default, Grantor shall not compromise, settle or adjust any Account or renew or extend the time of payment thereof without Bank's prior written consent.

                           M         Until Bank exercises its rights to collect
the Accounts pursuant to Section 11 hereof, Grantor will collect with diligence all Grantor's Accounts. Any collection of Accounts by Grantor, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank. If an Event of Default has occurred andis continuing, Grantor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of the applicable Loan Account or to any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Grantor's deposit account with Bank. All collections of the Accounts shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.




                 21410169
                 121197
2.





                          (g)       Until Bank exercises its rights to collect
the Accounts pursuant to Section 11 hereof, Grantor may continue its present policies with respect to returned merchandise and adjustments. However, Grantor shall immediately notify Bank of all cases involving repossessions, and material loss or damage of or to merchandise represented by the Accounts.
                          6.        Grantor owns all of the Collateral
absolutely and no other person has or claims any interest in any of the
                 Collateral, except for Permitted Liens and as disclosed to and accepted by Bank in writing. Grantor will defend any proceeding which may affect title to or Bank's security interest in any of the Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

                          7.        Grantor will pay when due all existing or
future charges, liens or encumbrances on and all taxes and
                 assessments (except for taxes not yet due and payable or which are contested in good faith and for which Grantor has set aside adequate reserves) now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Grantor's
                 possession, the realty on which the Collateral is located.

                          8.        Grantor will insure the Collateral with
Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank (to the extent customarily maintained by businesses similar to Borrower's), and hereby assigns such policies to Bank, agrees to deliver them to Bank at Banks request, and authorizes Bank to make any claim thereunder, to cancel the insurance upon Grantor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Grantor should fail to deliver the required insurance policy or policies to Bank, Bank may, at Grantor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Grantor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Section I above.

                          9.        Grantor will give Bank any information it
reasonably requires in accordance with the terms of the Loan
                 Documents. All information at any time supplied to Bank by Grantor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Grantor will notify Bank of any adverse change in such information. Grantor will promptly notify Bank of any change of Grantor's residence, chief executive office or mailing address.

                          10.       At any time and from time to time, upon the
written request of Bank, and at the sole expense of Grantor,
                 Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Bank may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, (a) using its best efforts to secure all consents and approvals necessary or appropriate for the grant of a security interest to Bank in any Contract or License held by Grantor or in which Grantor has any rights not heretofore assigned, (b) filing any financing or continuation statements under the UCC with respect to the security interests granted hereby, (c) transferring Collateral to Bank's possession (if a security interest in such Collateral can be perfected by possession), (d) placing the interest of Bank as lienholder on the certificate of title (or other evidence of ownership) of any vehicle owned by Grantor or in or with respect to which Grantor holds a beneficial interest and (e) using its best efforts to obtain waivers of liens from landlords and mortgagees. Grantor also hereby authorizes Bank to file any such financing or continuation statement without the signature of Grantor. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Bank and delivered to Bank promptly upon Grantor's receipt thereof.

                          IL        Upon the occurrence and during the
continuation of an Event of Default Bank may, without prior notice to Grantor, collect the Collateral and may give notice of assignment of Accounts to any and all account debtors and Grantor does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney-in-fact with power to do any act which Grantor is obligated hereby to do, to exercise such rights as Grantor may exercise, to use such equipment as Grantor might use, to enter Grantor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Grantor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Without limiting the generality of the foregoing, after and during the continuance of an Event of Default, Bank may:




                 21410169
                 121197
3






                          (a)      Endorse the name of Grantor, collect and
receive delivery or payment of Instruments and Documents
                 constituting Collateral.

                          (b)      Demand, sue for, give acquittances for, make
extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise, prosecute or defend any action, claim, proceeding or other disputes in connection therewith.

                          (c)      Use or operate Collateral for the purpose of
preserving Collateral or its value and for preserving or
                 liquidating Collateral.

                          12.      Discharge of Grantor except for full
payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against Grantor, or any transfer of Grantor's interest to another shall not affect the liability of Grantor hereunder. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is deemed unenforceable. Grantor hereby waives:
                 (a) any right to require Bank to proceed against Grantor before any other, or to pursue any other remedy; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid or performed in full; and (d) any right of subrogation to Bank until the Debt shall have been paid or performed in full.

                          13.      After and during the continuance of an Event
of Default, at Bank's option, without demand or notice, all
                 or any part of the Debt shall immediately become due and payable. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Grantor to assemble the Collateral and make it available to Bank at the entrance to the location where the Collateral is stored, or at a place designated by Bank.

                          14.      Bank's acceptance of partial or delinquent
payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Grantor or right of Bank to modify this Security Agreement, or waive any other similar default.


                          15.      Upon the transfer of all or any part of the
Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Grantor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Security Agreement benefits
                 Bank's successors and assigns and binds Grantor's heirs, legatees, personal representatives, successors and assigns. Time is of the essence. This Security Agreement, the other Loan Documents and the exhibit(s) attached hereto contain the entire security agreement between Bank and Grantor. Grantor will execute any additional agreements, assignments or documents reasonably require4,by Bank to carry this Security Agreement into effect.

                          16.      If one or more Grantor signs this Security
Agreement, their liability hereunder shall be joint and several.
                 Any Grantor who is married hereby agrees that recourse may be had against his or her separate property for the Debt.

                          17.      This Security Agreement shall be governed by
and construed in accordance with the laws of the State of
                 California, to the jurisdiction of whose courts Grantor hereby agrees to submit. Grantor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.












                 21410169
                 121197





                    18. Grantor hereby acknowledges receiving a copy of this Security Agreement and waives all rights to receive from Bank a copy of any financing statement or financing change statement filed, or any verification statement received, at any time in respect of this Security Agreement.

                                                                      GRAWOR


                                                                      FUSION
MEDICAL TECHNOLOGIES, INC.,
                                                                      a
Delaware corporation


                                                                      By

Raymond W. Anderson

Chief Financial Officer


            21410169
            121197

                                                                 EXHIBIT  A

                                  DESCRIPTION OF COLLATERAL



                         A.       Collateral. This Exhibit A covers all right,
title and interest of Grantor in, to and under all of the
                following, wherever located and whether now owned or hereafter owned or acquired (collectively, the "Collateral"):

                                  (a)      All Accounts of Grantor;

                                  (b)      All Chattel Paper of Grantor;

                                  W        All Contracts of Grantor;

                                  (d)      All Deposit Accounts of Grantor;

                                  (e)      All Documents of Grantor;

                                  (f)      All Equipment of Grantor;

                                  (g)      All Fixtures of Grantor;

                                  (h)      All General Intangibles of Grantor;

                                  W        All Instruments of Grantor;

                                  0)       All Inventory of Grantor;

                                  (k)      All Investment Property of Grantor;

                                  (1)      All Licenses of Grantor;

                                  (m)      All property of Grantor held by Bank
or any other party for whom Bank is acting as agent
                hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Bank or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

                                  (n)      All other goods and personal
property of Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantor and wherever located; and

                                  (0)      To the extent not otherwise
included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

                         B.       Defined Terms. Unless otherwise defined
herein, the following terms shall have the following meanings
                (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                         "Accounts" means any "account,,. as such term is
defined in Section 9106 of the UCC, now owned or hereafter
                acquired by Grantor and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Grantor (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by Grantor or from any other transaction, whether or not the same involves the sale of goods or services by Grantor (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC) and all of Grantor's rights in, to and under all


                21410169
Exhibit A
                121197                                                  Page 1
of 3






                purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Grantor under all purchase orders and contracts for the sale of goods or the performance of services or both by
                Grantor (whether or not yet earned by performance on the part of Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                          "Chattel Paper" means any "chattel paper," as such
term is defined in Section 91050)(b) of the UCC, now owned
                or hereafter acquired by Grantor.

                          "Contracts" means all contracts, undertakings,
franchise agreements or other agreements (other than rights evidenced by Chattel paper, Documents or Instruments) in or under which Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                          'Devosit Account' means any "deposit account" as such
term is defined in Section 9105(e) of the UCC, and should
                include, without limitation, any demand, time, savings passbook or like account, now or hereafter maintained by or for the benefit of Grantor, or in which Grantor now holds or hereafter acquires any interest, with a bank, savings and loan association, credit union or like organization (including Bank) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

                          'Documents" means any "documents," as such term is
defined in Section 9105(l)(0 of the UCC, now owned or
                hereafter acquired by Grantor.

                          "Eguip      . means any "equipment," as such term is
defined in Section 9109(2) of the UCC, now or hereafter
                owned or acquired by Grantor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, vehicle, computers and other electronic data-processing and any other office equipment of any nature whatsoever, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                          "Fixtures" means 'fixtures," as such term is defined
in Section 9313(l)(a) of the UCC, now or hereafter owned
                or acquired by Grantor and, in any event, shall include, without limitation, regardless of where located, all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property wherever located, including, without limitation, all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air-conditioning and air cooling, refrigerating, food preparation, incinerating and power, loading and unloading, signs, escalators, elevators, boilers, communication, switchboards, sprinkler and other fire prevention and extinguishing fixtures, systems, machinery, apparatus and equipment, and all engines, motors, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing, together with all right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be.

                          "General Intangibles" means any "general
intangibles," as such term is defined in Section 9106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all right, title and interest which
                Grantor may now or hereafter have in or under any Contract, interests in partnerships, joint ventures and other business associations, Licenses, permits, goodwill, claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification.

                          "Instruments" means any "instrument," as such term is
defined in Section 9105(l)(i) of the UCC now owned or
                hereafter acquired by Grantor, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.


                21410169
Exhibit A
                121197                                                    Page
2 of 3






                          "Inventory" means any 'inventory," as such term is
defined in Section 9109(4) of the UCC, wherever located, now or hereafter owned or acquired by, Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of Grantor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Grantor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all furnished goods whether or not such inventory is listed on any schedules, assignments or reports furnished to Bank from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Grantor or is held by Grantor or by others for Grantor's account, including, without limitation, all goods covered by purchase orders and contracts with supplier's and all goods billed and held by suppliers and all inventory which may be located on premises of Grantor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons.

                          'Investment Property" means any "investment
property," as such term is defined in Section 9115(l)(f) of the UCC, now owned or hereafter acquired by Grantor, including, without limitation, a security, whether certificated or uncertificated, a security entitlement, a securities account, a comniodity contract or a commodity account.

                          "License" means any license of rights or interests
now held or hereafter acquired by Grantor.

                          'Proceeds" means 'proceeds,' as such term is defined
in Section 9-306(l) of the UCC and, in any event, shall
                 include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other proceeds payable to Grantor from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever)
                 made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral above by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (d) all certificates, dividends, cash, Instruments and other property received or distributed in respect of or in exchange for any Investment Property and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or any Contract.

                          'UCC" means the Uniform Commercial Code as the same
may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Bank's security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term " UCC " shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.









                 21410169
Exhibit A
                 121197
Page 3 of 3






                               LOCATION OF COLLATERAL NOT IN BANK'S POSSESSION




             1       1804 Shoreline Boulevard, Suite 130, Mountain View,
California 94043


             2. Please add other address locations, if any. If none, please indicate "None" below:












              21410169                                         Exhibit B
              121197                                          Page I of I





THIS SPACE FOR USE OF FILING OFFICER






                FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
                This Financing Statement Is Presented for filing pursuant to the Uniform Commercial Code and will remain effective. with certain exceptions. for 5 vears from date of film.
                A. NAME & TEL # OF CONTACT AT FILER (optional) S. FILING OFFICE ACCT. # optional)


                C. RETURN COPY TO: (Name and Mailing Address)
7
                                  Imperial Bank
                                  9920 So. LaCienaga Blvd., Suite 628
                                  Inglewood, California 90301


                D.OPTIONAL DESIGJNATION lit
app6coMei:HLEssopiLEssEEHCONSIGNOFVCONMGNEE7NON-UCC FILING1
                I. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name la or lb)
                      Ia. ENTITY'S NAME
                                  Fusion Medical Techmlogies, Inc.
                OR    I b. IND114DUAL'S LAST NAME      FIRST NAME      MIDDLE
NAME                           SUFFIX


                I a. MAILING ADDRESS          CITY
STATE COUNTRY POSTAL CODE
                                  1804 Shoreline BlVd., Ste. 130
Mountain View                                             CA I USA
94043
                Id. S.$. OR TAX LO.#                   OPTIONAL
lie.TYPEoFENTITY                                If. ENTITY'S STATE
I g. ENTITY'S ORGANIZATIONAL I.D.#, It any
                                                   ADD'NL INFO RE
OR COUNTRY OF
                                                   1wnTYDEErroR1
Comoraitim                       JORGANIZATION           r)pl
NONE
                2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert onIV one debtor name (2a or 2b)
                      2s. ENTITY'S NAME


                OR    2b. INDMIDUAL'S LAST NAME
FIRST NAME                                                MIDDLE NAME
SUFFIX
                2c. MAILING ADDRESS
CITY                                                      STATE 1COUNTRY
POSTALCODE
                2d. S.S. OR TAX I.D.#                  OPnoNAL 12a. TYPE OF
ENTITY                              .2f.ENTfrY'S STATE
 .2g. ENTITY'S ORGANIZATIONAL I.D.#, It any
                                                   ADD'NL INFO RE
OR COUNTRY OF
                                                   ENTITY DEIrrOR
IORGANIZATION                                             I
1-1 NONE
                3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
                      3s. ENTITY'S NAME
                OR          TT(Inerial Pnnk
                      3b. INDIVIDUAL'S LAST NAME
FIRST NAME                                                MIDDLE NAME
SUFFIX
                3c. MAILING ADDRESS
CITY                                                      STATE COUNTRY]POSTAL
CODE
                            226 Airport Parkway
San Jose                                               CA I USA
95110
                4. This FINANCING STATEMENT covers the following types or Items of prop":


                            All of the Debtor - s right, title and interest,
whether mw amed
                            or hereafter arising or acquired, in and to the
personal property
                            described on Exhibit A attached hereto and
incorporated herein
                            by this reference (continued).





                5. CHECK [J This FINANCING STATEMENT Is signed by the Secured Party Instead of the Debtor to perfect a security interest
-T7. -Iffild In Florida (check one)
                    Box             (a) In collateral already subject to a
security interest In another Jurisdiction when It woo brought Into this state,
or when the                    Doc    ntery         Documentary stamp
                    [if applicable] debtor's location was changed to this state, or lb) In accordance with other statutory provisions [additional data may be required] I [I -tariumtewc paid L] tax not applicable
                S. REQUIRED SIGNATUREIS)
B. U This FINANCING STATEMENT Is to be filed (for recordl
                            Fusim edical Teclimlogies, Inc., a Delaware
corporation "'
recorded) In the REAL ESTATE RECORDS
                                             M
Attach Addendum                                    [if applicable)

9. Check to REQUEST SEARCH CERTIFICATEIS) an Dobtor(a)

ADDITIONAL FEEI
                            By:
Vp MI-Iz5r-r-r-                                            (optional)
FIAII Debtor*F] Debtor IFIDebtar 2

REORDER F

tr6, Inc.
                11) FILING OFFICER COPY- NATIONAL FINANCING STATEMENT (FORM
UCCl) (TRANS) (REV. 12/18/95)
ne          ES

@ @ ox -








                                                                        Exmrr A
                                                                            TO
                                                             UCC-1 FINANCING
STATEMENT
                                                                        BETWEEN
                                                 Mm MEDICAL TEcHNOLOGIES, INC.,
As DEBToR
                                                                            AND
                                                         ImmRIAL BANK, As
SEcuRED PARTY




                   ITEM 4:


                            1.       Description of Collateral. The Collateral
shall consist of all of Debtor's right, title and interest
                   in, to and under the following, wherever located and whether now owned or hereafter owned or acquired in which
                   Debtor now has or hereafter acquires any right or interest (collectively, the 'Collateral"):

                                     a.        All Accounts of Debtor;


                                     h.        All Chattel Paper of Debtor;

                                     C.        All Contracts of Debtor;

                                     d.        All Deposit Accounts of Debtor;

                                     e.        All Documents of Debtor;


                                     f.        All l3quipment of Debtor;

                                     9.        All Fixtures of Debtor;

                                     h.        All General Intangibles of
Debtor;

                                     i.        All Instruments of Debtor;


                                     j.        All ]Inventory of Debtor;

                                     k.        All ]Investment Property of
Debtor;

                                     1.        All ]Licenses of Debtor;


                                     M.        All property of Debtor held by
Secured Party or any other party for whom Secured Party
                   is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or irk transit to Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Debtor, or as to which Debtor may have any right or power;


                                     n.        All other goods and personal
property of Debtor, whether tangible or intangible and
                   whether now or hereafter    owned or existing, leased,
consigned by or to, or acquired by, Debtor and wherever
                   located; and

                                     0.        To the extent not otherwise
included, all Proceeds of each of the foregoing and all
                   accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.





                   21410254
                   110597







                    DEBTOR:                             FusioN MEDICAL
TECHNOLOGIES, NC.
                    SECURED PARTY:                      ImPERiAL BANK
                    UCC- I Financing Statement
                    Item 4 (continued)
                    Page 2 of 4


                             2.       Defined Terms. Unless otherwise defined
herein, the following terms shall have the following
                    meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined).

                             "Accounts' means any 'account,' as such term is
defined in Section 9106 of the UCC, now owned or
                    hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Debtor (including, without limitation, under any trade name, style or division thereof)
                    whether arising out of goods sold or services rendered by Debtor or from any other transaction, whether or not the same involves the sale of goods or services by Debtor (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCQ and all of Debtor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Debtor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Debtor under all purchase orders and contracts for the sale of goods or the performance of services or both by Debtor (whether or not yet earned by performance on the part of Debtor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                             "Chattel Paper' means any 'chattel paper,' as such
term is defined in Section 9105(l)(b) of the UCC,
                    now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires an interest.

                             "Contracts" means all contracts, undertakings,
franchise agreements or other agreements (other than rights
                    evidenced by Chattel Paper, Documents or Instruments) in or under which Debtor may now or hereafter have any right, tide or interest, including, without limitation, any and all right, title and interest of Debtor under any customer agreements, supply agreements, distribution agreements, rebate agreements, processing agreements, warehousing agreements or royalty agreements and shall include, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                             'Deposit Account' ineans any 'deposit account" as
such term is defined in Section 9105(e) of the UCC,
                    and should include, without limitation, any demand, time, savings passbook or like account, now or hereafter maintained by or for the benefit of Debtor, or in which Debtor now holds or hereafter acquires any interest, with a bank, savings and loan association, credit union or like organization (including Secured Party) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

                             'Documents' means any "documents," as such term is
defined in Section 9105(l)(f) of the UCC, now
                    owned or hereafter acquired b, Debtor or in which Debtor now holds or hereafter acquires an interest.
                                                    Y

                             "Equipment" means any "equipment," as such term is
defined in Section 9109(2) of the UCC, now or
                    hereafter owned or acquired by Debtor or in which Debtor now holds or hereafter acquires an interest, and, in any event, shall include, without limitation, all machinery, equipment, furnishings, vehicles and computers and other electronic data-processing and any other office equipment of any nature whatsoever, any and all additions, substitutions and replacementsof any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.





                    21410254
                    110597







                   DEBTOR:                              FusiON MEDICAL
TECHNOLOGIES, INC.
                   SECURED PARTY:                       ImmRiAL BANK
                   UCC-I Financing Statement
                   Item 4 (continued)
                   Page 3 of 4


                             'Fbdures' means 'fixtures,' as such term is
defined in Section 9313(t)(a) of the UCC, now or hereafter
                   owned or acquired by Debtor or in which Debtor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, regardless of where located, all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property wherever located, including, without limitation, all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air-conditioning and air cooling, refrigerating, food preparation, incinerating and power, loading and unloading, communication, sprinkler and other fire prevention and extinguishing, fixtures, systems, machinery, apparatus and equipment, any signs, escalators, elevators, boilers or switchboards, and all engines, motors, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing, together with all right, title, and interest of Debtor in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be.

                             'General Intangibles" means any 'general
intangibles,' as such term is defined in Section 9106 of the
                   UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires an interest, and, in any event, shall include, without limitation, all right, title and interest which Debtor may now or hereafter have in or under any Contract, interests in partnerships, joint ventures and other business associations, Licenses, permits, goodwill, claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts (including as defined in Section 9105(e) of the UCC), rights to receive tax refunds and other payments and rights of indemnification.

                             "Instruments" means any "instrument," as such term
is defined in Section 9105(l)(i) of the UCC now
                   owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                             "Inventory" mean   .s any 'inventory," as such
term is defined in Section 9109(4) of the UCC, wherever
                   located, now or hereafter owned or acquired by Debtor or in which Debtor now holds or hereafter acquires any, interest and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of Debtor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Debtor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not such inventory is listed on any schedules, assignments or reports furnished to
                   Secured Party from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Debtor or is held by Debtor or by others for Debtor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Debtor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

                             'Investment Property" means any "investment
property" as such term is defined in Section 9115(l)(f) of
                   the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires an interest, including, without limitation, a security, whether certificated or uncertificated, a security entitlement, a securities account, a commodity contract or a commodity account.





                   21410254
                   110597








                   DEBTOR:                             FUSION MEDicAL
TECHNOLOGIES, INC.
                   SECURED PARTY:                      IMPERIAL BANK
                   UCC-1 Financing Statement
                   Item 4 (continued)
                   Page 4 of 4



                            'License" means any license of rights or interests
now held or hereafter acquired by Debtor or in which
                   Debtor now holds or hereafter acquires an interest, and any renewals or extensions thereof.

                            'Person' means any individual, sole proprietorship,
partnership, joint venture, trust, unincorporated
                   organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                            'Proceeds' means 'proceeds,' as such term is
defined in Section 9306(l) of the UCC, and, in any event,
                   shall include, without limitation, (i) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds, payable to Debtor from time to time in respect of the Collateral; (H) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral; (iii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iv) all certificates, dividends, cash, Instruments and other property received or distributed in respect of or in exchange for any Investment Property; and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or any Contract.

                            "UCC' means the Uniform Cominercial Code as the
same may, from time to time, be in effect in the State
                   of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform
                   Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC' shall mean the
                   Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.































                   21410254
                   110597





                               First Amendment to Warrant to Purchase Stock

                     This First Amendment to Warrant is entered into as of
December           1997,
               between Imperial Bank ("Bank") and Fusion Medical Technologies, Inc. ("Company").

                     A. Company executed and issued that certain Warrant to Purchase Stock dated September 15, 1994, to Bank (the "Warrant").

                     B. Bank and Company desire to amend the terms provisions of the Warrant.

                     In Consideration of extensions of credit by Bank to Company and other good and valuable consideration, the parties agree as follows:

                     1 .    Class of Stock is hereby amended to read in its
entirety: "Common."

                     2. Initial Exercise Price is hereby amended to read in its entirety: `$4.00 per share".


                     3. Expiration Date is hereby amended to read in its entirety: "September 15,
               2000".


                     4. Except as amended hereby, the Warrant remains in full force and effect and is hereby ratified and confirmed.

               FUSION MEDICAL TECHNOLOGIES, INC. "Company"

               By
                 -------------------------
               Its:



               IMPERIAL BANK "Bank"



               By:
                   ------------------------

               Its: